Exhibit 99.1
Williams-Sonoma, Inc. Announces Record Third Quarter Results
Q3 Comparable Brand Revenue Growth of 8.1% and 25.0% on a Two-Year Basis
Operating Margin of 15.5%; Diluted EPS Growth of 13.1% to $3.72
Reiterates Full Year Outlook
San Francisco, CA, November 17, 2022 – Williams-Sonoma, Inc. (NYSE: WSM) today announced operating results for the third quarter ended October 30, 2022 versus the third quarter ended October 31, 2021.
“We are proud of another strong quarter generating an 8.1% comp, or a 25% two-year comp and an almost 50% three-year comp, with record EPS growth of 12% over last year to $3.72 per share. These results reflect the continuation of backlog order fulfillment, strong product margins and disciplined cost control,” said Laura Alber, President and Chief Executive Officer.
“We delivered another quarter of record revenues and earnings in a challenging environment. Our topline results illustrate our ability to gain market share. Our bottom-line results demonstrate the power of our operating model to sustain merchandise margin and control SG&A expenses,” added Jeff Howie, Chief Financial Officer.
Alber concluded, “Although the macro backdrop has become more uncertain, we believe our strong positioning, growth initiatives, and culture of financial discipline will allow us to outperform in any environment.”
THIRD QUARTER 2022 HIGHLIGHTS
•Comparable brand revenue. Increased 8.1% with a 2-year comp of 25.0% and a 3-year comp of almost 50%.
•Gross margin. Rate of 41.5% which was 220bps below last year, driven by higher shipping and freight costs with merchandise margin flat to last year with occupancy deleverage of 30bps. Occupancy costs increased 10.5% to $202 million.
•SG&A. Rate of 26.0% leveraging 160bps on a GAAP basis and 150bps on a non-GAAP basis, reflecting employment and advertising leverage.
•Operating income. $340 million, increasing 2.8% on a GAAP basis and 2.0% on a non-GAAP basis, with operating margin of 15.5%.
•Diluted EPS. $3.72 per share, increasing 13.1% on a GAAP basis and 12.0% on a non-GAAP basis.
•Cash and cash flow. Ended the quarter with $113 million in cash and generated $205 million in operating cash flow.
OUTLOOK
•We are reiterating our fiscal year 2022 guidance of mid-to-high single digit annual net revenue growth and operating margins relatively in-line with our fiscal year 2021 operating margin.
•Given the macro uncertainty, we will not reiterate or update our guidance through fiscal year 2024.
•We will provide guidance for fiscal 2023 and beyond in our press release announcing our fourth quarter fiscal 2022 results.
CONFERENCE CALL AND WEBCAST INFORMATION
Williams-Sonoma, Inc. will host a live conference call today, November 17, 2022, at 2:00 P.M. (PT). The call will be open to the general public via live webcast and can be accessed at http://ir.williams-sonomainc.com/events. A replay of the webcast will be available at http://ir.williams-sonomainc.com/events.
CONTACT INFORMATION
Jeff Howie EVP, Chief Financial Officer – (415) 402 4324
Jeremy Brooks SVP, Chief Accounting Officer & Head of Investor Relations – (415) 733 2371

SEC REGULATION G — NON-GAAP INFORMATION
This press release includes non-GAAP financial measures. Exhibit 1 provides reconciliations of these non-GAAP financial measures to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). We have not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential variability and limited visibility of excluded items. We believe that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, can provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of current period performance on a comparable basis with prior periods. Our management uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. In addition, certain other items may be excluded from non-GAAP financial measures when the company believes this provides greater clarity to management and investors. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for or superior to the GAAP financial measures presented in this press release and our financial statements and other publicly filed reports. Non-GAAP measures as presented herein may not be comparable to similarly titled measures used by other companies.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things, statements in the quotes of our President and Chief Executive Officer and our Chief Financial Officer, our fiscal year 2022 outlook and long-term financial targets, and statements regarding our growth strategies and initiatives.
The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: continuing changes in general economic conditions, and the impact on consumer confidence and consumer spending; the continuing impact of inflation and measures to control inflation, including raising interest rates, on consumer spending; the continuing impact of the coronavirus, war in Ukraine, and shortages of various raw materials on our global supply chain, retail store operations and customer demand; the outcome of our growth initiatives; new interpretations of or changes to current accounting rules; our ability to anticipate consumer preferences and buying trends; dependence on timely introduction and customer acceptance of our merchandise; changes in consumer spending based on weather, political, competitive and other conditions beyond our control; delays in store openings; competition from companies with concepts or products similar to ours; timely and effective sourcing and manufacturing of merchandise from our foreign and domestic vendors and delivery of merchandise through our supply chain to our stores and customers; effective inventory management; inventory constraints; our ability to manage customer returns; uncertainties in e-marketing, infrastructure and regulation; multi-channel and multi-brand complexities; our ability to introduce new brands and brand extensions; challenges associated with our increasing global presence; dependence on external funding sources for operating capital; disruptions in the financial markets; our ability to control employment, occupancy, supply chain, product, transportation, and other operating costs; our ability to improve our systems, operations and processes; changes to our information technology infrastructure; general political, economic and market conditions and events, including war, conflict or acts of terrorism; the impact of current and potential future tariffs and our ability to mitigate impacts; the potential for increased corporate income taxes; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 30, 2022 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We have not filed our Form 10-Q for the quarter ended October 30, 2022. As a result, all financial results described here should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates that are identified prior to the time we file the Form 10-Q. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

ABOUT WILLIAMS-SONOMA, INC.
Williams-Sonoma, Inc. is the world’s largest digital-first, design-led and sustainable home retailer. The company’s products, representing distinct merchandise strategies — Williams Sonoma, Pottery Barn, Pottery Barn Kids, Pottery Barn Teen, West Elm, Williams Sonoma Home, Rejuvenation, and Mark and Graham — are marketed through e-commerce websites, direct-mail catalogs and retail stores. These brands are also part of The Key Rewards, our loyalty and credit card program that offers members exclusive benefits across the Williams-Sonoma family of brands. We operate in the U.S., Puerto Rico, Canada, Australia and the United Kingdom, offer international shipping to customers worldwide, and have unaffiliated franchisees that operate stores in the Middle East, the Philippines, Mexico, South Korea and India, as well as e-commerce websites in certain locations. We are also proud to be a leader in our industry with our Environmental, Social and Governance (“ESG”) efforts. Our company is Good By Design — we’ve deeply ingrained sustainability into our business. From our factories to your home, we’re united in a shared purpose to care for our people and our planet.
For more information on our ESG efforts, please visit: https://sustainability.williams-sonomainc.com/
WSM-IR

Condensed Consolidated Statements of Earnings (unaudited)

	For the Thirteen Weeks Ended				For the Thirty-nine Weeks Ended
	October 30, 2022		October 31, 2021		October 30, 2022		October 31, 2021
(In thousands, except per share amounts)	$	% of Revenues	$	% of Revenues	$	% of Revenues	$	% of Revenues
Net revenues	$2,192,574	100.0%	$2,047,539	100.0%	$6,221,338	100.0%	$5,744,907	100.0%
Cost of goods sold	1,282,048	58.5	1,152,054	56.3	3,553,455	57.1	3,238,181	56.4
Gross profit	910,526	41.5	895,485	43.7	2,667,883	42.9	2,506,726	43.6
Selling, general and administrative expenses	570,893	26.0	565,218	27.6	1,639,248	26.3	1,578,182	27.5
Operating income	339,633	15.5	330,267	16.1	1,028,635	16.5	928,544	16.2
Interest (income) expense, net	(370)	—	121	—	(877)	—	1,954	—
Earnings before income taxes	340,003	15.5	330,146	16.1	1,029,512	16.5	926,590	16.1
Income taxes	88,280	4.0	80,622	3.9	256,601	4.1	203,194	3.5
Net earnings	$251,723	11.5%	$249,524	12.2%	$772,911	12.4%	$723,396	12.6%
Earnings per share (EPS):
Basic	$3.77		$3.37		$11.27		$9.66
Diluted	$3.72		$3.29		$11.08		$9.40
Shares used in calculation of EPS:
Basic	66,704		74,010		68,578		74,865
Diluted	67,617		75,943		69,782		76,975

3rd Quarter Net Revenues and Comparable Brand Revenue Growth (Decline)[1]

	Net Revenues		Comparable Brand Revenue Growth (Decline)
(In millions, except percentages)	Q3 22	Q3 21	Q3 22	Q3 21
Pottery Barn	$935	$789	19.6%	15.9%
West Elm	600	580	4.2	22.5
Williams Sonoma	262	272	(1.5)	7.6
Pottery Barn Kids and Teen	299	316	(4.8)	16.9
Other[2]	97	91	N/A	N/A
Total	$2,193	$2,048	8.1%	16.9%
1See the Company’s 10-K and 10-Q for the definition of comparable brand revenue, which is calculated on a 13-week basis, and includes business-to-business revenues.
2Primarily consists of net revenues from Rejuvenation, our international franchise operations, and Mark and Graham.

Condensed Consolidated Balance Sheets (unaudited)

	As of
(In thousands, except per share amounts)	October 30, 2022	January 30, 2022	October 31, 2021
Assets
Current assets
Cash and cash equivalents	$113,058	$850,338	$656,898
Accounts receivable, net	125,842	131,683	139,511
Merchandise inventories, net	1,687,895	1,246,372	1,272,028
Prepaid expenses	104,208	69,252	85,433
Other current assets	29,729	26,249	22,852
Total current assets	2,060,732	2,323,894	2,176,722
Property and equipment, net	1,009,088	920,773	892,226
Operating lease right-of-use assets	1,277,064	1,132,764	1,159,315
Deferred income taxes, net	54,247	56,585	61,768
Goodwill	85,245	85,354	85,392
Other long-term assets, net	107,631	106,250	101,901
Total assets	$4,594,007	$4,625,620	$4,477,324
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$720,856	$612,512	$638,371
Accrued expenses	275,381	319,924	273,722
Gift card and other deferred revenue	488,771	447,770	431,446
Income taxes payable	45,879	79,554	38,320
Operating lease liabilities	220,012	217,409	218,348
Other current liabilities	103,821	94,517	91,418
Total current liabilities	1,854,720	1,771,686	1,691,625
Deferred lease incentives	13,918	16,360	17,268
Long-term operating lease liabilities	1,208,074	1,066,839	1,095,290
Other long-term liabilities	104,361	106,528	129,771
Total liabilities	3,181,073	2,961,413	2,933,954
Stockholders' equity
Preferred stock: $0.01 par value; 7,500 shares authorized, none issued	—	—	—
Common stock: $0.01 par value; 253,125 shares authorized; 66,556, 71,982, and 73,326 shares issued and outstanding at October 30, 2022, January 30, 2022 and October 31, 2021, respectively	666	720	734
Additional paid-in capital	553,698	600,942	585,449
Retained earnings	877,157	1,074,084	963,840
Accumulated other comprehensive loss	(17,848)	(10,828)	(5,942)
Treasury stock, at cost	(739)	(711)	(711)
Total stockholders' equity	1,412,934	1,664,207	1,543,370
Total liabilities and stockholders' equity	$4,594,007	$4,625,620	$4,477,324

Retail Store Data (unaudited)

	Beginning of quarter			End of quarter	As of
	July 31, 2022	Openings	Closings	October 30, 2022	October 31, 2021
Pottery Barn	189	2	(2)	189	195
Williams Sonoma	175	—	—	175	194
West Elm	121	2	(1)	122	121
Pottery Barn Kids	52	—	—	52	57
Rejuvenation	9	—	—	9	10
Total	546	4	(3)	547	577

Condensed Consolidated Statements of Cash Flows (unaudited)

	For the Thirty-nine Weeks Ended
(In thousands)	October 30, 2022	October 31, 2021
Cash flows from operating activities:
Net earnings	$772,911	$723,396
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	157,410	145,897
Loss on disposal/impairment of assets	5,738	887
Amortization of deferred lease incentives	(2,442)	(3,345)
Non-cash lease expense	169,602	159,757
Deferred income taxes	(10,494)	(11,440)
Tax benefit related to stock-based awards	11,172	10,838
Stock-based compensation expense	67,797	70,566
Other	272	4
Changes in:
Accounts receivable	5,288	4,941
Merchandise inventories	(443,812)	(264,094)
Prepaid expenses and other assets	(39,737)	(10,078)
Accounts payable	98,103	74,181
Accrued expenses and other liabilities	(34,157)	24,400
Gift card and other deferred revenue	42,005	58,189
Operating lease liabilities	(177,855)	(164,569)
Income taxes payable	(33,276)	(31,191)
Net cash provided by operating activities	588,525	788,339
Cash flows from investing activities:
Purchases of property and equipment	(234,378)	(141,010)
Other	100	97
Net cash used in investing activities	(234,278)	(140,913)
Cash flows from financing activities:
Repurchases of common stock	(840,955)	(652,699)
Payment of dividends	(165,254)	(135,201)
Tax withholdings related to stock-based awards	(80,431)	(102,482)
Repayment of long-term debt	—	(300,000)
Debt issuance costs	—	(777)
Net cash used in financing activities	(1,086,640)	(1,191,159)
Effect of exchange rates on cash and cash equivalents	(4,887)	294
Net decrease in cash and cash equivalents	(737,280)	(543,439)
Cash and cash equivalents at beginning of period	850,338	1,200,337
Cash and cash equivalents at end of period	$113,058	$656,898

Exhibit 1

3rd Quarter GAAP to Non-GAAP Reconciliation (unaudited)

	For the Thirteen Weeks Ended				For the Thirty-nine Weeks Ended
	October 30, 2022		October 31, 2021		October 30, 2022		October 31, 2021
(In thousands, except per share data)	$	% of revenues	$	% of revenues	$	% of revenues	$	% of revenues
Selling, general and administrative expenses	$570,893	26.0%	$565,218	27.6%	$1,639,248	26.3%	$1,578,182	27.5%
Outward-related[1]	—		(2,752)		—		(8,348)
Non-GAAP selling, general and administrative expenses	$570,893	26.0%	$562,466	27.5%	$1,639,248	26.3%	$1,569,834	27.3%

Operating income	$339,633	15.5%	$330,267	16.1%	$1,028,635	16.5%	$928,544	16.2%
Outward-related[1]	—		2,752		—		8,348
Non-GAAP operating income	$339,633	15.5%	$333,019	16.3%	$1,028,635	16.5%	$936,892	16.3%

	$	Tax rate	$	Tax rate	$	Tax rate	$	Tax rate
Income taxes	$88,280	26.0%	$80,622	24.4%	$256,601	24.9%	$203,194	21.9%
Outward-related[1]	—		473		—		1,446
Non-GAAP income taxes	$88,280	26.0%	$81,095	24.4%	$256,601	24.9%	$204,640	21.9%

Diluted EPS	$3.72		$3.29		$11.08		$9.40
Outward-related[1]	—		0.03		—		0.09
Non-GAAP diluted EPS[2]	$3.72		$3.32		$11.08		$9.49

1During Q3 2021 and year-to-date 2021, we incurred approximately $2.8 million and $8.3 million, respectively, associated with acquisition-related compensation expense and the amortization of acquired intangibles for Outward, Inc.

2Per share amounts may not sum due to rounding to the nearest cent per diluted share.
SEC Regulation G – Non-GAAP Information
These tables include non-GAAP selling, general and administrative expense, operating income, operating margin, income taxes, effective tax rate and diluted EPS. We believe that these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of our quarterly actual results on a comparable basis with prior periods. Our management uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.